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                                                                     EXHIBIT 4.3


Incorporated Under the Laws of      SERIES A 8% CUMULATIVE CONVERTIBLE PREFERRED
     of Delaware                                   PAR VALUE $.01


NUMBER                                                                    SHARES


This Certificate is transferable in                  CUSIP 000000 00 0
New York, New York and Jersey City,
New Jersey                                   See reverse for certain definitions
                                                        and legends

                       PIONEER NATURAL RESOURCES COMPANY

THIS CERTIFIES THAT





IS THE OWNER OF


    FULLY PAID AND NON-ASSESSABLE SHARES OF THE SERIES A 8% CUMULATIVE
    CONVERTIBLE PREFERRED STOCK OF



            Pioneer Natural Resources Company (hereinafter called the
            Corporation), transferable on the books of the Corporation holder
SEAL hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by Transfer Agent and registered by the Registrar.


            Witness, the seal of the Corporation and the signatures of its duly authorized officers.



/s/ S. SHEFFIELD
-------------------------
 S. SHEFFIELD
PRESIDENT AND                         DATED
CHIEF EXECUTIVE OFFICER

                                      COUNTERSIGNED AND REGISTERED:
                                      CONTINENTAL STOCK TRANSFER & TRUST COMPANY

/s/ M. WITHROW                                                    TRANSFER AGENT
-------------------------                                          AND REGISTRAR
M. WITHROW                            BY
EXECUTIVE VICE PRESIDENT                                    Authorized Signature
AND SECRETARY

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                       PIONEER NATURAL RESOURCES COMPANY

         The Corporation is authorized to issue shares of more than one class and to issue shares in more than one series of at least one class. The
Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special right of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or to the transfer agent.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM - as tenants in common              UNIF GIFT MIN ACT - __________ Custodian _____________
TEN ENT - as tenants by the entireties                            (Cust)                (Minor)
JT TEN - as joint tenants with right of                             under Uniform Gifts to Minors
        survivorship and not as tenants                             Act _______________
        in common                                                           ([____])

            Additional abbreviations may also be used though not in the above list.

       For value received, ____________________________ hereby sell, assign and transfer unto

                 Please insert Social Security or other
                 Identifying Number of Assignee

                 _____________________________

________________________________________________________________________________
            Please print or typewrite name and address of Assignee.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

____________________________________________________________________ shares of capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ____________________________

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
                                          X
                                           ---------------------------------------------------------------------
        NOTICE:                                            (Signature)
THE SIGNATURES TO THE ASSIGNMENT
MUST CORRESPOND WITH THE NAME(S)
AS WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR           X
                                           ---------------------------------------------------------------------
WITHOUT ALTERNATION OR ENLARGEMENT                         (Signature)
OR ANY CHANGE WHATEVER.
                                          The signature(s) would be guaranteed by an "eligible guarantor institution" as defined in _____ under The Securities Exchange Act of
                                          1934 as amended.
                                          SIGNATURE(S) GUARANTEED BY:
    AMERICAN BANKNOTE COMPANY                     Production Coordinator - Belinda Beck - [__________]
        89 Blair Mill Road                                                Proof of June 10, 1997
        Horsham, PA  79044                                               PIONEER
           [_________]                                               [_____________]
        Sales Person                M. Garrett     Opr.             [___]                    REV. 1
                  [________________]                                      [__________________]
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